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                            NASCOR MORTGAGE LOAN POOL

                       20-YEAR THROUGH 30-YEAR FIXED RATE

                     NON-RELOCATION AND RELOCATION MORTGAGES

       NASCOR SERIES 2000-03 (TO BE RENAMED AND RENUMBERED IN APRIL, 2000
                      TO REFLECT WELLS FARGO NAME CHANGE).

                             POOL PROFILE (3/23/00)

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

                                                      RELO             NON-RELO                 TOTAL            TOLERANCE (TOTAL)
                                                      ----             --------                 -----            -----------------

     AGGREGATE PRINCIPAL BALANCE                  $115,000,000       $110,000,000           $225,000,000                 (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                        1-Apr-00           1-Apr-00               1-Apr-00
     INTEREST RATE RANGE                       6.375% - 8.750%    6.875% - 9.375%        6.375% - 9.375%
     GROSS WAC                                           7.78%              8.22%                  7.98%               (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                       25 bps             25 bps                 25 bps
     MASTER SERVICING FEE                              1.7 bps            1.7 bps                1.7 bps
     WAM (in months)                                       357                356                    357               (+/- 2 month)

     WACLTV                                                79%                76%                    78%               (maximum 82%)

     CALIFORNIA %                                          17%                18%                    17%               (maximum 20%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                  2%                 1%                     2%               (maximum  5%)

     AVERAGE LOAN BALANCE                             $358,532           $315,268                338,211          (maximum $350,000)
     LARGEST INDIVIDUAL LOAN BALANCE                $1,295,316           $997,703             $1,295,316        (maximum $1,500,000)

     CASH-OUT REFINANCE %                                   0%                12%                     5%               (maximum  8%)

     PRIMARY RESIDENCE %                                  100%                93%                    97%               (minimum 93%)

     SINGLE-FAMILY DETACHED %                              93%                90%                    92%               (minimum 90%)

     FULL DOCUMENTATION %                                  42%                93%                    64%               (minimum 60%)

     UNINSURED > 80% LTV %                                 17%                 4%                    11%               (maximum 15%)

     TEMPORARY BUYDOWNS                                     1%                 0%                     0%               (maximum  3%)

     RELOCATION %                                         100%                 0%                    56%               (maximum 60%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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     (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

PROPOSED BID STRUCTURE:
----------------------

*  7.5% PASS-THRU

*  STRUCTURE MAY INCLUDE TWO AAA ASSET CLASSES EACH WITH 7.5% PT

*  CROSS-COLLATERALIZED AA - N/R SUBORDINATES

* ONE BID WILL BE TAKEN FOR AAA-NR CLASSES (THIS INCLUDES THE PRINCIPAL ONLY CLASS)

* PLEASE CONTACT TRADE DESK FOR PRIOR APPROVAL OF B-ONLY BIDS.



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


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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE

                     NON-RELOCATION AND RELOCATION MORTGAGES

       NASCOR SERIES 2000-03 (TO BE RENAMED AND RENUMBERED IN APRIL, 2000
                      TO REFLECT WELLS FARGO NAME CHANGE).
                               PRICING INFORMATION

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RATING AGENCIES                                TBD by Norwest

PASS THRU RATE                                          7.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS      1.31% on Total Pool

PRICING DATE                                              TBD

FINAL STRUCTURE DUE DATE                       April 10, 2000

SETTLEMENT DATE                                April 27, 2000

ASSUMED SUB LEVELS                                        AAA             3.500%
                                                           AA             1.750%
                                                            A             1.100%
                                                          BBB             0.700%
                                                           BB             0.400%
                                                            B             0.250%

                                          Note:  AAA Class will be rated by two
                                          rating agencies. AA through B Classes
                                          will be rated by one rating agency.


* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-03. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



NASCOR CONTACTS                                         Brad Davis (301)846-8009
                                                       Lori Maller (301)846-8185

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